UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05984

The New Ireland Fund, Inc.
(Exact name of registrant as specified in charter)

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108
(Address of principal executive offices) (Zip code)

KBI Global Investors (North America) Ltd.

One Boston Place

201 Washington St. 36th Floor

Boston, MA 02108

(Name and address of agent for service)

1-800-468-6475

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a web site, and you will be notified by mail each time a report is posted and provided with a web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-800-468-6475 or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-468-6475 to let the Fund know of your request.

Annual Report

October 31, 2019

Managed Distribution Policy: The Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) has authorized a managed distribution policy to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at October 31. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s managed distribution policy exemptive order. The Board may amend or terminate the managed distribution policy at any time without prior notice to shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy.

Distribution Disclosure Classification: The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and the character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund’s assets are denominated, and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the year ended October 31, 2019 consisted of 23% ordinary income, 60% net realized long-term capital gains and 17% return of capital.

In February 2020, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2019 calendar year.

*****

On December 11, 2019, the Board determined that it is in the best interest of the Fund and its stockholders to suspend the managed distribution policy.

Letter to Shareholders

Dear Stockholder,

We are pleased to provide the Annual Report for The New Ireland Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2019.

After a turbulent end to 2018, equity markets have ended the fiscal period on a positive note, helped by a lifting of both global geopolitical concerns mainly surrounding US-China trade, and of direct relevance to Ireland, Brexit clouds lifting. For the 12 months ended October 31, 2019, the Fund’s net asset value (“NAV”) increased 5.4%1. The Fund’s market price increased 3.8% over the same period. The US dollar strengthened during the 12-month period versus the Euro, increasing by just under 1.5%.

The Irish economy continues to perform very well with GDP growth forecast to be 5.6% for 2019. The unemployment rate continues to decline, and at 4.8%, is now well below the European average of 7.5%. The UK election is now behind us, with a Conservative Party victory, and the next step with regard to Brexit will require the UK parliament to ratify Mr. Johnson’s recently revised Brexit deal. Assuming the deal is approved, the UK will finally be in a position to sign the withdrawal agreement with the EU.

Our detailed comments regarding the Irish economy, market and Fund performance follows in our Management Discussion and Analysis. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit our website at www.newirelandfund.com for daily price information, fund documents as well as investment updates. We thank you for investing with us and we look forward to our continued relationship.

Sincerely,

David Dempsey Chair of the Board December 12, 2019	Sean Hawkshaw Director & President December 13, 2019

[1]	All returns are in US dollars unless stated otherwise

Important Information Concerning Management Discussion and Analysis and Performance

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2019. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of KBI Global Investors (North America) Ltd. The MD&A contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

Management Discussion and Analysis (as of October 31, 2019)

Over the most recent fiscal quarter, the Fund’s net asset value (“NAV”) per share increased by 8.5% in U.S. Dollar terms1 to $11.09, as compared to the MSCI Ireland All Capped Index (“MSCI”) which increased by 6.2% over the period. For the 12 months ended October 31, 2019, the Fund’s NAV returned 5.4%, underperforming the comparable MSCI return of 6.4%.

Irish Economic Review

In the latest available data, for Q2 2019, Ireland’s GDP grew by 6.0% relative to the same quarter of the previous year, while GNP rose by 0.6% over the same period.

However, as frequently mentioned in previous reports, GDP and GNP statistics for Ireland can be somewhat (or indeed very) misleading. Although the statistics are correct, we believe that GDP and GNP are no longer as useful as they once were in measuring the real change of activity in an economy, such as Ireland’s, which is very open to international capital and trade flows of many kinds. In response, Ireland’s Central Statistics Office has started to produce a new indicator, Gross National Income (“GNI”), which is designed to produce a measure of growth which is more meaningful, stripping out the impact of various factors such as redomiciled companies and depreciation of intellectual property. This indicator will, over time, help economists and policymakers to make a more accurate assessment of the pace of economic growth. In the short-term, however, it is of limited value as it is not available on a quarterly basis, or in real (inflation-adjusted) terms.

1 All returns are in US dollars unless stated otherwise.

Fortunately, there are a range of other indicators which can be used to evaluate the strength of the Irish economy.

Retail sales volume growth in Ireland has been quite erratic in recent months, having been as high as 5.1% in March and as low as -4.5% in July – and the most recent data point shows a rise of 4.2% in the year to September. While the volatility makes it difficult to be confident in assessing the overall trend, in our view it is likely that growth is slowly declining, as sentiment has been negatively affected by Brexit issues and uncertainty in the wake of global trade tensions.

Consumer confidence has declined considerably over the last few months, and although it is not possible to be sure of the reason for this decline, concern about Brexit may again be a significant factor, as is, most likely, global trade tensions. The most recent data point shows that consumer confidence is at its lowest level since August of 2013, towards the end of the fiscal crisis period in Ireland.

The pattern of manufacturing sector confidence is in some ways similar to that of consumer confidence, i.e. it declined sharply over the summer, presumably as a result of negative news around global trade tensions and Brexit. In the initial aftermath of the UK’s referendum on Brexit (in 2016), business confidence seemed to have been unaffected by the issue, but the combination of global trade tensions and the perceived increased likelihood of a disorderly Brexit over much of the summer and fall period had a significantly adverse impact on business confidence, as the key Purchasing Managers Index fell below the neutral level of 50 for the first time since 2013. However, data from September and October improved somewhat, as global trade tensions eased to some degree.

There continues to be a steady trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 356,000 in January 2012 to 117,300 in October of this year. The unemployment rate has also declined and stands at 4.8% (also October data), down from a peak of 16.0%. Ireland’s unemployment rate is now substantially below the eurozone average which stands at 7.5%. However, it is noticeable that the unemployment rate is declining at a significantly slower pace in recent months. This may again be due to uncertainty about Brexit.

Credit is growing modestly, after many years of declines. Mortgage lending grew by only 1.7% in the year to September of this year, while loans to the non-financial corporate sector grew by just 3% over the same period. The overall pattern has not changed and while growth remains strong, it is certainly not debt-fueled. Both the corporate and household sectors have very significantly reduced their debt, in absolute terms, since the peak of the last cycle in 2009.

The government is estimated to have achieved a small budget surplus in 2018, the first surplus since 2007, with a surplus of about 0.1% of GDP. This represented a small, but significant, improvement from the modest deficit of

0.3% seen in 2017. Brexit-related uncertainties create considerable difficulties in forecasting the fiscal outcome in 2020, but if a Brexit ‘crash’ is avoided, there should continue to be modest surpluses in the years ahead. In the event of the UK leaving the EU with no withdrawal agreement in place, the Irish government has announced that it will undertake targeted additional steps to offset the negative impact, leading to a budget deficit in 2020. This is a sensible approach in our view, and it would be entirely reasonable to run a modest fiscal deficit in circumstances where the economy is hit by a significant adverse shock.

The debt/GDP ratio is estimated to have peaked in 2013, at about 120%, and we estimate that it fell to about 63% at the end of 2018 - though this overstates the real level of indebtedness as it excludes large cash-on-hand balances. On the other hand, distortions to the actual size of GDP are exaggerating the scale of the improvement. On balance, we believe these issues make it difficult to be definitive about the size of the improvement but there can be no doubt that the fiscal situation has improved drastically over the last number of years.

“Brexit”

The decision of the UK electorate to vote to leave the European Union may have significant ramifications for the Irish economy. While nothing is quite certain yet, it is very likely that the UK will leave both the Customs Union and the European Single Market. This is the least welcome option for Ireland, as it means that there would have to be customs controls on goods moving between the Republic of Ireland and Northern Ireland, which could be quite disruptive to trade.

However, the eventual shape of Brexit is, even now, still quite unclear. In late October, the EU and UK reached agreement on Brexit, whereby the UK would exit the EU Customs Union and the Single Market, but special arrangements would be put in place whereby there would be no customs checks on the land border between Ireland and Northern Ireland. This agreement received parliamentary approval in principle in the UK, but before the formal ratification process could proceed further, a general election was called, which brought the approval process to a halt.

Much now depends on the outcome of the UK election. Most analysts expect the ruling Conservative party, led by Boris Johnston, to win a relatively comfortable majority, and then quickly move ahead to formally ratify the deal reached with the EU in late October. But it has to be recognized that this cannot be taken for granted, and various other options (including for example a second referendum, or the outright cancellation of Brexit) are possible, though unlikely, depending on the results of the election. We currently believe that the outgoing government will be re-elected in December and will quickly ratify the existing deal with the EU, followed by an exit from the EU in the early months of 2020.

As noted in prior reports, we believe that a disorderly exit of the UK from the EU would be very likely to result in significant, or perhaps even severe, disruption to international trade between the UK and the EU (including Ireland) for a period of time likely to be at least weeks, and possibly months. We estimate that there could be a negative impact on economic growth in Ireland amounting to at least 1% of GDP, with potential for a considerably higher level of impact, although this should be seen in the context of an economy which is in reality probably growing at close to 5% per annum. As previously mentioned, it is likely that the Irish government would move to ease fiscal policy through targeted support measures for sectors most affected by the disruption of trade with, and perhaps through, the UK, most notably the agribusiness sector.

However, in our opinion, an orderly Brexit seems a more likely outcome at the time of writing. That scenario would lead to some negative impact on the Irish economy, but significantly less than the damage that would be likely from a disorderly Brexit.

For 2019, the Central Bank of Ireland is forecasting GDP growth of 5.0%, led by capital investment in particular (it forecasts 42.5% growth, year-on-year, for this component of the economy). However, forecasts are highly dependent on the outcome of the Brexit process (unknown at the time of writing), and while the Central Bank’s forecast is reasonable in a “benign Brexit” scenario, in our view growth will be materially lower if the UK leaves the EU in a disorderly fashion. In that scenario, we would tentatively forecast growth of no more than 3.5% but we caution that there is considerable uncertainty even around that lower forecast.

Equity Market Review

The year has certainly been a volatile one with quarterly performance whipsawed more by sentiment than fundamentals. For Ireland, Brexit has been the strongest influence on performance as the markets moved from the despair and fears of a ‘no deal’ Brexit during the late summer months to, of late, a more confident expectation of an ‘agreed Brexit’ deal between the UK and EU. A change of course from tightening to now easing of interest rates by the US Federal Reserve as well as announcements of easier monetary conditions in Europe by the European Central Bank has also materially helped markets over recent months. All in all, markets have experienced a very positive turnaround helped by a lifting of both global geopolitical concerns mainly surrounding US-China trade, and of direct relevance to Ireland, Brexit clouds lifting.

The performance of the MSCI All Ireland Capped Index compared to peer global indices is summarized below. The US dollar strengthened against the Euro by 1.3% and 1.5% over the 6 and 12 months to October 31, 2019 respectively, reflecting the global risk aversion of investors, and the US dollar acting as a safe haven. From the table below, it is quite clear that the Irish stock market, having been a relatively poor performer up to the summer, has bounced quite strongly over the most recent quarter. While positive, it is generally still lagging the US and broader Eurstoxx indices over 12 months, so arguably has further to go to catch-up.

MARKET INDEX	3 Months Perf		6 Months Perf		12 Months Perf
	Local	USD $	Local	USD $	Local	USD $
IRELAND SE OVERALL (ISEQ)	7.4	7.6	2.0	1.5	8.5	6.8
MSCI ALL IRELAND CAPPED $	5.9	6.2	1.7	1.2	8.1	6.4
S&P 500 COMPOSITE	2.4	2.4	4.2	4.2	14.3	14.3
NASDAQ COMPOSITE	1.7	1.7	3.0	3.0	14.8	14.8
FTSE 100	-3.1	2.4	0.1	-0.7	6.5	7.8
TOPIX	7.6	8.0	4.3	7.5	3.9	8.4
EURO STOXX 50	4.3	4.5	4.9	4.4	16.9	15.1
DAX 30	5.6	5.8	4.2	3.8	12.4	10.7
FRANCE CAC 40	4.0	4.2	4.9	4.4	16.3	14.5
AEX INDEX (AEX)	1.8	2.0	2.9	2.4	15.4	13.6
FTSE 250	2.7	8.5	2.7	1.9	9.1	10.5

Note-Indices are total gross return

* Source: Datastream

As noted earlier, the Fund produced a positive return for the 12 months ended October 31, 2019.

Significant stock capital moves over the 12 months to October 31, 2019 (in US dollar terms)

Strongest % move		Weakest % move
Amryt Pharma PLC	+45.6%	Glanbia plc	-35.9%
C&C Group plc	+38.7%	AIB Group plc	-30.7%
Veolia Environnement SA	+37.8%	Bank of Ireland Group plc	-30.1%
Green REIT, plc	+31.3%	Total Produce plc	-22.2%
UDG Healthcare plc	+26.2%	IPL Plastics plc	-18.0%

Highlights regarding some of the positive and negative contributors to the Fund’s performance over the 12-month period are detailed below:

Amryt Pharma PLC: The stock rose sharply by approximately 45% over the 12 month period to October 31, 2019. While the underlying development portfolio results were solid, the principal catalyst for driving the stock higher was the announcement of a takeover of Aegerion Pharma in a reverse takeover transaction. While the mechanics of the takeover are quite complicated, we believe it is an excellent strategic deal for Amryt shareholders.

C&C Group, PLC: The stock price rose by almost 40% during the period under review, driven by strong and resilient underlying organic results . The company’s various brands across cider, wine and craft beers all delivered solid results and the company management provided reassurance to the market despite the challenges surrounding the outcome of Brexit.

Veolia Environnement SA: The company, an environmental leading utility in the global water industry, saw its stock price rise by 38% over the past 12 months. The stock performance was driven by solid earnings versus expectations. In addition, Veolia, similar to many other global utility stocks saw strong returns against an environment of declining bond yields.

Green REIT PLC: Green REIT, a holding in the portfolio since its IPO in 2013, rose over 30% following its successful takeover €1.34bn bid by British property company Henderson Park.

UDG Healthcare PLC: The stock price rose by just over 26% for the 12 months to October 31, 2019, buoyed by solid operating results over the period. The company ,which at times is quite busy on the M&A front, was relatively quiet over the past year.

Glanbia PLC: The stock declined by 36% during the past 12 months. Earnings downgrades and concerns surrounding the performance of its sports nutrition business dented the earnings and challenged confidence in the outlook.

AIB Group PLC: The stock price fell by almost 30% over the period. While the company generally reported results in line with expectations, the stock itself was hurt by general macro and geopolitical concerns that dogged the European banking sector as a whole. Specifically for AIB, while the domestic economy remains very strong, Brexit concerns specifically overhung stocks with Irish exposure like the banks, and historically low European Central Bank interest rates continued to erode margins at the bank.

Bank of Ireland Group PLC: The stock fell by 30% over the period. The bank was impacted by the same issues noted above with AIB. Bank of Ireland has more balance sheet exposure to the UK economy than AIB but otherwise the same geopolitical and sector issues dogged the share price of the bank.

Total Produce PLC: The share price fell by 22% over the period. The company, as a result of their recent acquisition of Dole Foods in the USA, was exposed to earnings downgrades as during the year Dole were affected by a product recall of Romaine Lettuce in a number of US states. This led to profit downgrades as it’s a meaningful product for their distribution.

IPL Plastics PLC: The company share price fell by 18% over the period. After strong performance the previous year, the company had a challenging first half to 2019, affected by exposures to the slowing German auto industry as well as softness in plastic resin prices. However, the second half results were more positive.

Global Market Outlook

We enter the final quarter of 2019 with global equity markets remaining resilient to geopolitical events and genuine concerns of global economic and earnings slowdown. The continued easing actions of global central banks have acted as a positive counterbalance for markets once again with the recent rate cuts by the US Federal Reserve, the ECB and many other central banks helping globally. In our last shareholder letter, we highlighted that markets would be ‘desperately seeking reassurance’ on three fronts, namely – Geopolitics; the macro outlook; and the earnings outlook. Six months on this remains the core issue that investors are grappling with.

We have, over recent months, seen evidence of growth slowing across major economies but continue to believe that fears of a global recession are overblown at this point. Indeed, in our opinion, much of the recent slowing is more related to sentiment surveys such as confidence rather than hard economic data. The blame for this softening is increasingly placed on the US-China trade spat and Brexit to a lesser extent. There is increasingly an inability for business or consumers to plan in such an environment.

We have been of the view all year that there won’t be a full-scale escalation of the trade spat, but rather a “kicking of the can down the road”. As the clock ticks by and the US 2020 Presidential election comes into focus, the stakes rise as the risk of a genuine recession increases due to this prolonged uncertainty! For the Republican President, the question of a truce versus causing a recession is looming large we believe. In our opinion, this binary event is the largest issue that will impact markets in either direction over the coming months. Logic suggests that bad news on the US economy may well increase the odds of agreeing a trade deal. We believe this should help sentiment and markets as they anticipate a better earnings growth outlook for 2020.

While our core expectation remains unchanged and we believe that an eventual lessening of geo-political uncertainty and a gradually reassuring outlook will support further market gains into 2020, we continue to monitor these various downside risks of slowing growth and earnings prospects, trade tensions and geopolitics.

On a more sobering note, we do recognize that equities are at all-time highs, at least in the US, and we are late in the cycle which itself is probably tired. We believe that while global growth expectations might expect gentle reflation over coming months or quarters, assuming trade tensions disappear in particular, any such rebound is likely to be modest.

Irish Market Outlook:

Our outlook has not changed materially since last quarter and it is worth repeating that the medium- and longer-term outlook remains very positive for both the Irish economy and stock-market, in our opinion.

After all the debating about what will ever happen, we do appear to be getting clarity and a Brexit deal is likely before January 31, 2020 at the latest. After that, the highly technical Phase 2 of trade deals, passporting arrangements, border arrangements etc., will drag on for years. On a positive note we believe markets won’t be concerned with such detail but will leave this to the politicians and bureaucrats to work out and will instead move on to focusing on fundamentals again. From an economic perspective, we believe the fundamentals underpinning Ireland, whether it be its economic growth, earnings growth or company valuations, remain very compelling to any investor with a medium to long term perspective. For 2020, we hope that investors move beyond the Brexit clouds and focus back on fundamentals.

That said, we still see better relative value in the more cyclical areas of the market such as building materials and homebuilders rather than defensive names that don’t appear as attractive.

At an overall market level, we believe the Irish stock market appears to be fairly valued and therefore the key to progress during 2020 will be earnings growth. This bottom up earnings focus will be key to stock selection in our opinion, rather than a belief that there is much undervaluation at an aggregate level.

We continue to manage the portfolio with a strong bottom up stock picking emphasis, always seeking superior growth at attractive valuations and not compromising on quality. We remain confident but also ever vigilant as there are some near term political events that may challenge the outlook depending on the outcome.

Noel O’Halloran,
Chief Investment Officer,
KBI Global Investors (North America) Ltd
December 13, 2019

Investment Summary (unaudited)

Total Return (%)
	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
One Year	3.81	3.81	5.38	5.38
Three Year	(1.68)	(0.56)	7.52	2.45
Five Year	19.91	3.70	26.89	4.88
Ten Year	115.64	7.99	128.22	8.60

	Per Share Information and Returns
	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Net Asset Value ($)	7.70	8.45	9.59	14.24	14.17	16.31	13.04	15.56	11.07	11.09
Income Dividends ($)	—	(0.06)	(0.02)	—	(0.07)	—	(0.16)	—	—	(0.10)
Capital Gain Distributions ($)	—	—	—	—	(0.30)	(1.13)	(2.06)	(1.14)	(1.16)	(0.27)
Return of Capital ($)	—	—	—	—	—	—	—	—	—	(0.07)
Total Return (%) (a)	(6.10)	10.69	13.82	48.49	2.39	25.09	(5.66)	30.04	(21.54)	5.38

Notes

(a)

Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the plan, see page 28.

Past Results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of October 31, 2019
(Percentage of Net Assets)

Top 10 Holdings by Issuer as of October 31, 2019

Holding	Sector	% of Net Assets
CRH PLC	Construction Materials	24.56%
Ryanair Holdings PLC	Airlines	7.34%
Kingspan Group PLC	Building Products	6.08%
Uniphar PLC	Health Care Providers & Services	4.25%
Flutter Entertainment PLC	Hotels, Restaurants & Leisure	4.10%
Grafton Group PLC	Trading Companies & Distributors	3.99%
Smurfit Kappa Group PLC	Containers & Packaging	3.96%
Dalata Hotel Group PLC	Hotels, Restaurants & Leisure	3.49%
DCC PLC	Industrial Conglomerates	3.46%
Cie de St-Gobain	Building Products	3.40%

The New Ireland Fund, Inc.

Portfolio Holdings

October 31, 2019	Shares	Value (U.S.) (Note A)
COMMON STOCKS (98.86%)
COMMON STOCKS OF IRISH COMPANIES (88.88%)

Airlines (7.34%)
Ryanair Holdings PLC *	186,881	$2,517,814
Ryanair Holdings PLC - Sponsored ADR *	20,097	1,500,040
		4,017,854
Banks (5.86%)
AIB Group PLC	562,521	1,801,834
Bank of Ireland Group PLC	292,586	1,407,096
		3,208,930
Beverages (3.02%)
C&C Group PLC	336,019	1,654,001
Building Products (6.08%)
Kingspan Group PLC	64,284	3,330,993
Construction Materials (24.56%)
CRH PLC	368,878	13,444,863
Containers & Packaging (3.96%)
Smurfit Kappa Group PLC	65,064	2,169,719
Food & Staples Retailing (2.23%)
Total Produce PLC	748,397	1,218,643
Food Products (3.39%)
Glanbia PLC	31,761	353,876
Greencore Group PLC	179,092	539,139
Kerry Group PLC, Series A	7,017	848,345
Origin Enterprises PLC	21,273	111,511
		1,852,871
Health Care Providers & Services (6.12%)
UDG Healthcare PLC	102,268	1,024,018
Uniphar PLC *	1,740,000	2,324,864
		3,348,882
Hotels, Restaurants & Leisure (7.59%)
Dalata Hotel Group PLC	322,959	1,909,039
Flutter Entertainment PLC	21,750	2,246,755
		4,155,794

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2019	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

Household Durables (2.75%)
Cairn Homes PLC	396,641	$514,038
Glenveagh Properties PLC *	1,126,099	989,679
		1,503,717
Industrial Conglomerates (3.46%)
DCC PLC	20,226	1,895,819
Life Sciences Tools & Services (0.90%)
Malin Corp. PLC *	123,085	494,196
Machinery (1.46%)
Mincon Group PLC	718,130	800,930
Marine (1.55%)
Irish Continental Group PLC - UTS	177,922	849,308
Multi-Utilities (1.03%)
Greencoat Renewables PLC	412,256	560,943
Pharmaceuticals (0.84%)
Amryt Pharma PLC *	300,819	459,807
Specialty Retail (2.75%)
Applegreen PLC	251,921	1,505,985
Trading Companies & Distributors (3.99%)
Grafton Group PLC	216,007	2,185,280
TOTAL COMMON STOCKS OF IRISH COMPANIES
(Cost $38,580,725)		48,658,535

COMMON STOCKS OF CANADIAN COMPANIES (2.21%)

Containers & Packaging (2.21%)
IPL Plastics, Inc. *	180,354	1,213,223
TOTAL COMMON STOCKS OF CANADIAN COMPANIES
(Cost $1,128,423)		1,213,223

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2019	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

COMMON STOCKS OF FRENCH COMPANIES (5.84%)

Building Products (3.40%)
Cie de St-Gobain	45,756	$1,861,124
Multi-Utilities (2.44%)
Veolia Environnement SA	50,924	1,338,671
TOTAL COMMON STOCKS OF FRENCH COMPANIES
(Cost $2,762,260)		3,199,795

COMMON STOCKS OF UNITED STATES COMPANIES (1.93%)

Commercial Services & Supplies (1.93%)
Covanta Holding Corp.	73,043	1,054,741
TOTAL COMMON STOCKS OF UNITED STATES COMPANIES
(Cost $1,166,557)		1,054,741

TOTAL COMMON STOCKS
(Cost $44,253,115)		$54,126,294

RIGHTS - —%
Amryt EMA CVR (a)	300,819	—
Amryt FDA CVR (a)	300,819	—
Amryt Revenue CVR (a)	300,819	—
		—
TOTAL RIGHTS
(Cost $0)		—

TOTAL INVESTMENTS (98.86%)
(Cost $44,253,115)		54,126,294
OTHER ASSETS AND LIABILITIES (1.14%)		622,361
NET ASSETS (100.00%)		$54,748,655

*	Non-income producing security.
ADR	– American Depositary Receipt traded in U.S. dollars.
REIT	– Real Estate Investment Trust
UTS	– Units
CVR	– Contingent Value Rights
(a)	Value determined using significant unobservable inputs.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities

October 31, 2019

ASSETS:
Investments at value (Cost $44,253,115) See accompanying schedule	U.S.	$54,126,294
Cash		402,608
Foreign Currency (Cost $176,853)		177,658
Prepaid expenses		141,089
Dividends receivable		94,049
Total assets	U.S.	$54,941,698

LIABILITIES:
Investment advisory fee payable (Note B)	U.S.	$29,190
Directors’ fees and expenses payable		56,342
Accrued audit fees payable		43,000
Accrued legal fees payable		17,213
Administration fee payable (Note B)		16,927
Printing fees payable		14,649
Custody fees payable (Note B)		2,162
Accrued expenses and other payables		13,560
Total liabilities		193,043

NET ASSETS	U.S.	$54,748,655

AT OCTOBER 31, 2019 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 4,938,308		$49,383
Additional paid-in capital		44,826,568
Total distributable earnings		9,872,704
TOTAL NET ASSETS		$54,748,655

NET ASSET VALUE PER SHARE
(Applicable to 4,938,308 outstanding shares)
(authorized 20,000,000 shares)
(U.S. $54,748,655 ÷ 4,938,308)		$11.09

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

				For the Year Ended October 31, 2019

INVESTMENT INCOME
Dividends			U.S.	$1,226,353
Less: Foreign taxes withheld				(23,266)
TOTAL INVESTMENT INCOME				1,203,087

EXPENSES
Investment advisory fees (Note B)	U.S.	$341,744
Directors’ fees		216,976
Administration fees (Note B)		101,198
Legal fees		70,000
Compliance fees (Note B)		69,994
Investor services fees		45,681
Audit fees		43,000
Printing and mailing expenses		31,773
Transfer agent fees (Note B)		29,793
Exchange listing fees		28,749
Custodian fees (Note B)		26,672
Insurance premiums		21,597
Other expenses		68,421
TOTAL EXPENSES				1,095,598
NET INVESTMENT INCOME			U.S.	$107,489

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		1,059,815
Foreign currency transactions		1,797
Net realized gain/(loss) on investments and foreign currency during the period				1,061,612
Net change in unrealized appreciation/(depreciation) of:
Securities		1,057,592
Foreign currency and net other assets		(552)
Net unrealized appreciation/(depreciation) of investments and foreign currency during the period				1,057,040
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY				2,118,652

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$2,226,141

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

		Year Ended October 31, 2019		Year Ended October 31, 2018

OPERATIONS:
Net investment income/(loss)	U.S.	$107,489	U.S.	$(179,094)
Net realized gain on investments and foreign currency transactions		1,061,612		1,314,768
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		1,057,040		(12,283,278)
Net increase/(decrease) in net assets resulting from operations		2,226,141		(11,147,604)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings		(1,826,238)		(5,758,935)
Return of capital		(379,329)
Total distributions		(2,205,567)		(5,758,935)

CAPITAL SHARE TRANSACTIONS:
Value of 0 and 1,245,445 shares issued, respectively, to shareholders in connection with a rights offering (Note E)		—		13,910,935
Offering costs associated with shelf offering		(40,310)		—
Value of 43,470 and 0 shares repurchased, respectively, from shareholders in connection with a share repurchase program (Note F)		(388,127)		—
Net increase/(decrease) in net assets resulting from capital share transactions		(428,437)		13,910,935
Total increase/(decrease) in net assets		(407,863)		(2,995,604)

NET ASSETS:
Beginning of year		55,156,518		58,152,122
End of year	U.S.	$54,748,655	U.S.	$55,156,518

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each year)

		Year Ended October 31,
		2019	2018		2017	2016		2015
Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$11.07	$15.56		$13.04	$16.31		$14.17
Net Investment Income/(Loss)		0.02	(0.03)		(0.15)	(0.06)		0.21
Net Realized and Unrealized Gain/(Loss) on Investments		0.42	(2.21)		3.67	(0.88)		3.06
Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		0.44	(2.24)		3.52	(0.94)		3.27
Distributions to Shareholders from:
Net Investment Income		(0.10)	—		—	(0.16)		—
Net Realized Gains		(0.27)	(1.16)		(1.14)	(2.06)		(1.13)
Return of Capital		(0.07)	—		—	—		—
Total from Distributions		(0.44)	(1.16)		(1.14)	(2.22)		(1.13)
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.02 (a)	(1.09	)(b)	0.14 (c)	(0.11	)(d)	—
Net Asset Value, End of Year	U.S.	$11.09	$11.07		$15.56	$13.04		$16.31
Share Price, End of Year	U.S.	$9.06	$9.18		$13.65	$11.65		$13.60
Total NAV Investment Return (e)		5.38%	(21.54)%		30.04%	(5.66)%		25.09%
Total Market Investment Return (f)		3.81%	(25.83)%		27.69%	1.08%		20.66%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, End of Year (000’s)	U.S.	$54,749	$55,157		$58,152	$69,585		$82,100
Ratio of Net Investment Income/(Loss) to Average Net Assets		0.20%	(0.27)%		(0.76)%	(0.41)%		1.33%
Ratio of Operating Expenses to Average Net Assets		2.07%	1.98%		2.19%	1.78%		1.68%
Portfolio Turnover Rate		19%	18%		14%	22%		47%

(a)	Amount represents per share impact related to the Share Repurchase Program.
(b)	Amount represents per share impact related to a Rights Offering, which was completed in December 2017.
(c)	Amount represents per share impact related to the Tender Offer, which was completed in May 2017.
(d)	Amount represents per share impact for new shares issued as Capital Gain Stock Distribution.
(e)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(f)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of issuers organized under the laws of Ireland (“Irish Companies”). Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Amendments to the Scope, Measurements, and Disclosure Requirements applicable to Investment Companies.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less may be valued at amortized cost.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listing or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of period. The summary of inputs used to value the Fund’s net assets as of October 31, 2019 is as follows:

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

	Total Value at 10/31/2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*
Life Sciences Tools & Services	$494,196	$—	$494,196	$—
Machinery	800,930	—	800,930	—
Other Industries	52,831,168	52,831,168	—	—
Rights	—	—	—	—
Total Investments ^	$54,126,294	$52,831,168	$1,295,126	$—

* See Portfolio Holdings detail for country breakout.

^ Investments are disclosed individually on the Portfolio Holdings.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments in Securities	Balance as of November 1, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Conversion to Common Shares
Common Stocks
IPL Plastics PLC “B” Shares	$2,271,520	$—	$(654,240)	$—	$(1,617,280)
Rights
Amryt EMA CVR	—	—	—	—	—
Amryt FDA CVR	—	—	—	—	—
Amryt Revenue CVR	—	—	—	—	—
Total	$2,271,520	$—	$(654,240)	$—	$(1,617,280)

Investments in Securities	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of October 31, 2019
Common Stocks
IPL Plastics PLC “B” Shares	$—	$—	$—	$—
Rights
Amryt EMA CVR	—	—	—	—
Amryt FDA CVR	—	—	—	—
Amryt Revenue CVR	—	—	—	—
Total	$—	$—	$—	$—

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

Dividends and Distributions to Stockholders: The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Distributions are reported on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

For tax purposes at October 31, 2019 and October 31, 2018, the Fund distributed $503,004 and $735,164, respectively, of ordinary income. The Fund distributed, for tax purposes at October 31, 2019 and October 31, 2018, $1,323,234 and $5,023,771, respectively, of long-term capital gains. The Fund also distributed, for tax purposes at October 31, 2019 and October 31, 2018, $379,329 and $0, respectively, of return of capital.

Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, the Fund did not require any permanent tax adjustments on the Statement of Assets and Liabilities.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2019, 2018, 2017, and 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from ICE Data Services. each day the current 4:00 pm New York time spot rate and future rate (the future rates are quoted

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018—13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement and disclosures under the ASU effective immediately.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with KBI Global Investors (North America) Ltd. (“KBIGINA”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBIGINA provides investor services to existing and potential shareholders. See the effect of expenses on Statement of Operations.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

The Fund has entered into an administration agreement (the “Administration Agreement”) with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) as of December 16, 2016. The Fund pays Fund Services an annual fee payable monthly. See the effect of expenses on Statement of Operations.

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets. See the effect of expenses on Statement of Operations.

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) to serve as transfer agent for the Fund. See the effect of expenses on Statement of Operations.

The Fund has entered into an agreement with Vigilant Compliance, LLC for compliance services. See the effect of expenses on Statement of Operations.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the year ended October 31, 2019, excluding U.S. government and short-term investments, aggregated to U.S. $9,646,895 and U.S. $10,868,877 respectively.

D. Components of Distributable Earnings:

At October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$—	$—	$—	$9,872,704

As of October 31, 2019, the Fund had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of October 31, 2019, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net unrealized Appreciation on Investments	Net Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$44,253,115	$13,247,327	$(3,374,148)	$9,873,179	$(475)	$9,872,704

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

E. Common Stock

For the year ended October 31, 2019, the Fund did not issue any shares. For the year ended October 31, 2018, the Fund issued 1,245,445 shares in connection with a Rights Offering in the amount of $13,910,935.

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended October 31, 2019, the Fund repurchased 43,470 (0.88% of the shares outstanding at October 31, 2019) of its shares for a total cost of $388,127 at an average discount of 16% of net asset value. For the year ended October 31, 2018, the Fund did not repurchase any of its shares.

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the Unites States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transactions costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

The Fund will face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the Financial statements were issued and has determined that there was the following subsequent event:

On December 11, 2019 the Board determined that it is in the best interest of the Fund and its stockholders to suspend the managed distribution policy.

The New Ireland Fund, Inc.

Report Of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of The New Ireland Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the “Fund”), including the portfolio holdings, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 13, 2019

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Additional Information (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Meeting of Shareholders

On June 11, 2019 the Fund held its Annual Meeting of Shareholders. The following Director was elected by the following vote: David Dempsey 3,667,052 For; 717,532 Abstaining. Michael Pignataro, Sean Hawkshaw and Eleanor Hoagland continue to serve in their capacities as Directors of the Fund.

Fund’s Privacy Policy

For the Fund’s non-EU resident individual registered shareholders:

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund. The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

●	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

●	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession. The Fund’s privacy policy applies only to its individual registered shareholders. If you are the record holder of shares of the Fund through a third-party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

Additional Information (unaudited) (continued)

For the Fund’s EU resident individual registered shareholders:

The Fund collects personal data (personal information that can lead to the identity of an individual) pertaining to its registered shareholders, such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The personal data is collected from the following sources:

●	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

●	From the registered shareholder’s broker as the shares are initially transferred into registered form.

The Fund will not disclose any personal data about registered shareholders who are individuals, except to the Fund’s affiliates such as its investment manager, and with nonaffiliated third parties for the Fund’s everyday business purposes, such as to process your transactions, maintain your account(s), respond to court orders and legal investigations. Nonaffiliated third parties the Fund can share with may include its accountants, attorneys, transfer agents, custodians and broker-dealers.

Please note that it is necessary that your personal data be transferred to the United States so that Fund may perform the agreed upon services for you. The EU’s General Data Protection Regulation (“GDPR”) requires the Fund to disclose to you that no adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it into the United States. However, the Fund does take the security of your personal data seriously. Any party that receives this information pursuant to the foregoing will be authorized to use it only for the services required and as allowed by applicable law or regulation, and will not be permitted to share or use this information for any other purpose. To protect this information, the Fund permits access only by authorized employees who need access to that information in order to perform their jobs. To protect your personal data from unauthorized access and use, the Fund uses security measures that comply with applicable law. These measures include computer safeguards and secured files and buildings.

You have the right to request a copy of the personal data that the Fund holds about you. If you would like a copy of some or all of your personal data, please call the Fund’s transfer agent at 1-877-295-6932. The Fund shall retain your personal data for as long as you are an investor and thereafter only as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. The GDPR provides EU resident investors with additional rights such as: (1) the right to receive from the Fund your personal data that you have provided to the Fund in a structured, commonly used and machine-readable format (right of portability), as well as the right to have the Fund transmit your personal data that you have provided the Fund to others, upon your request, in such a format; (2) the right to rectify any of your personal data that is inaccurate or incomplete; (3) the right to lodge a complaint of an alleged infringement of the GDPR with an EU supervisory authority in a member state of your habitual residence or place of work; (4) the right to the erasure of your personal data under certain conditions specified in the GDPR, such as when your personal data is no longer necessary for the Fund to perform

Additional Information (unaudited) (continued)

the services for you, your consent has been withdrawn or when your personal data is no longer legally required to be retained by the Fund; and (5) the right to restrict the processing or object to the processing of your personal data by the Fund under certain conditions specified in the GDPR, such as if you don’t want the Fund to market its products and services to you. You may opt-out/object to the Fund’s marketing to you by calling the Fund’s transfer agent at 1-877-295-6932.

Dated June 22, 2018

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

Certifications

The Fund’s president has certified to the New York Stock Exchange (“NYSE”) that, as of July 1, 2019, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

Tax Information

For the fiscal year ended October 31, 2019, the Fund had designated ordinary income, long-term capital gains and return of capital of $503,004, $1,323,234 and $379,329, respectively.

Board of Directors/Officers (unaudited)

Name Address, and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS:
David Dempsey, 70 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2007 Current term expires in 2022	Managing Director, Bentley Associates L.P., - Investment Bank (1992 to present); Director, Hong Kong Association of New York (2014 to 2018); Director, Society of Aviation Flight Educators (2017 to present).	1
Eleanor Hoagland, 67 One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2018** Current term expires in 2021	Chief Compliance Officer and Senior Managing Director, Magni Global Asset Management, LLC (2012 to present); Principal, VCS Advisory, LLC (2011 to present); Independent Trustee, Alpine Funds (2012-2018).	1
Michael A. Pignataro, 60 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2015 Current term expires in 2021	Director, Credit Suisse Asset Management (2001 to 2013); Trustee, INDEXIQ Trust, INDEXIQ ETF Trust and INDEXIQ Active ETF Trust (April 2015 to present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Ms. Hoagland was appointed as Director on December 11, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors of the Fund and is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTOR:
Sean Hawkshaw, 55 KBI Global Investors (North America) Ltd. One Boston Place, 201 Washington Street, 36th Floor Boston, MA 02108	President and Director**	President Since 2011 Director from July 2011 to June 2012 and Since March 2013 Current term expires in 2020

Chief Executive Officer & Director, KBI Global Investors (North America) Ltd (2002 to Present); Director, KBI Global Investors Limited (1994 to Present); Director, KBI Fund Managers Limited (2002 to 2013); Director, KBI Institutional Funds PLC (2004 to 2013); Director KBI/Lothbury Qualifying Investor Fund, PLC (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to 2015); Director Fusion Alternative Investments PLC (2008 to 2014); Director/ Secretory, Kleinwort Benson Investors Trustee Ltd (2010 to 2014); Director, Irish Association of Investment Managers (2003 to Present).

1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with KBI Global Investors (North America) Ltd., the investment adviser to the Fund.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Directorships During Past Five Years
OFFICERS*
Sean Hawkshaw	President	Since 2011	See prior page.
Lelia Long, 57 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Treasurer, Secretary	Since 2002	Investment Management and Compliance Consultant (2009 to present).
Salvatore Faia, 56 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Chief Compliance Officer	Since 2005	President, Vigilant Compliance LLC, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

*	Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

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The New Ireland Fund, Inc.

Directors and Officers

David Dempsey	–	Director
Sean Hawkshaw	–	Director and President
Michael A. Pignataro	–	Director
Eleanor Hoagland	–	Director
Lelia Long	–	Treasurer, Secretary
Salvatore Faia	–	Chief Compliance Officer

Investment Adviser
KBI Global Investors (North America) Ltd
One Boston Place
201 Washington St,
36th Floor
Boston, MA 02108

Administrator
U.S. Bancorp Fund Services, LLC
811 E Wisconsin Ave
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. Rivercenter Dr., MK-WI-5302
Milwaukee, WI 53212

Shareholder Servicing Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia PA 19102-2529

Correspondence
All correspondence should be addressed to:
The New Ireland Fund, Inc.
c/o KBI Global Investors (North America) Ltd
One Boston Place
201 Washington Street
36th Floor
Boston, MA 02108

Telephone inquiries should be directed to:
1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:
investor.query@newirelandfund.com

Website address:
www.newirelandfund.com

IR-AR 10/19

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Michael Pignataro and Ms. Eleanor Hoagland each is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$38,500	$38,500
Audit-Related Fees
Tax Fees	$4,500	$4,500
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Michael Pignataro, David Dempsey and Eleanor Hoagland.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD,

PROXY VOTING POLICY AND PROCEDURES

It is our policy to use proxy voting for all portfolios and for all votes, other than where we are not given this authority by our client, or in countries or for companies where voting is impossible or exceptionally difficult for logistical reasons.

External service provider:

We have taken the decision to use the services of an outsourced provider, Institutional Shareholder Services Ltd (ISS), a leading provider of proxy voting advice and administrative services, to assist us with this activity given their expertise in this area.

Voting recommendations and policy guidelines

ISS provide voting recommendations to us, based on a pre-agreed set of policy guidelines which is reviewed at least annually. We currently use “Sustainability” set of voting guidelines, developed specifically to at least meet the standards consistent with the United Nations Principles for Responsible Investment (UNPRI).

The ISS Sustainability policy research approach includes employing the use of ESG risk indicators to identify moderate to severe ESG risk factors at public companies and holding culpable board members accountable for failure to sufficiently oversee, manage, or guard against material ESG risks. The ESG risk indicators cover several topics including the environment, human rights and impacts of business activities on local communities, labor rights and supply chain risks, consumer product safety, bribery and corruption, and governance & risk oversight failures.

The voting guidelines have a particular focus on transparency and reporting, and we generally support shareholder initiatives insofar as they request enhanced transparency on ESG issues.

Key policy highlights include:

•	Board competence, performance – including on ESG topics and independence

•	Alignment of pay and performance, presence of problematic compensation practices, shareholder value transfer

•	Support, generally, for shareholder proposals advocating ESG disclosure or universal norms/codes of conduct. (In 2015, as an example, the policy guidelines resulted in recommendations to support 81% of such shareholder proposals for US S&P 500 stocks).

ISS informs our Portfolio Managers in good time of its voting recommendation. The Portfolio Managers have the authority to challenge the ISS recommendations on specific issues when they believe it is in the best interest of clients to do so. Such challenge is brought to the Proxy Voting Committee (see below).

Retention of client discretion over voting

The obligation to vote client proxies shall rest with our clients in certain cases, notwithstanding our discretionary authority to make investment decisions on behalf of our clients, and we will not exercise proxy voting authority over these accounts. Clients shall in no way be precluded from contacting us for advice or information about a particular proxy vote. However, we shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should we inadvertently receive proxy information for a security held in a client’s account over which we do not maintain proxy voting authority, we will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

Records and disclosure

ISS is responsible for tracking all our proxies, voting in line with the ISS Sustainability policy and has direct feeds from client custodians.

The Responsible Investing Committee is responsible for monitoring ISS to ensure that proxies are properly voted in line with the policy, in a timely manner and that appropriate records are being retained.

A record of all proxy votes and information relevant to such votes is maintained by ISS and we report quarterly, on our public website, on proxy voting activity. The report includes a summary of voting activity, such as the percentage of all votes where we voted against management, but also lists every ballot voted including the management recommendation and our voting instruction.

Notification to investee companies

On request from a company, either before or after the vote, we will provide an explanation to a company of our voting decision. Where we are already involved in Engagement, or about to commence Engagement, we may choose to pro-actively inform a company of our voting decision, before the time of the vote, with the intention that this might influence the company’s own decision-making process.

Recall of stock on loan

For some KBI fund vehicles and strategies we engage in stock lending. Where applicable, the Portfolio Managers receive a weekly report listing all forthcoming company meetings where stock is on loan. They then make a decision to recall, or not, the stock in order to vote. Sufficient advance notice of forthcoming meetings is given to enable the stock to be recalled in good time to vote. The decision to recall stock, or not, is made in the best interests of clients and investors at all times, and will take account of whether the vote is likely to be controversial or closely contended, whether we are material shareholders in the company, the shareholding structure of the company, the strength of our views on the issue in question and whether it would strengthen our case in an Engagement context to maximize our voting power, and the loss of income to investors that would result.

Role of the Proxy Voting Committee

The Committee consists of four members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the funds we manage or advise:

•	Chief Investment Officer

•	Chief Compliance Officer

•	ESG Screening analyst

•	Head of Responsible Investing

Other relevant staff may attend meetings to discuss issues of relevance to them or where they have particular expertise or knowledge, but they are not voting members.

The Proxy Voting Committee is a sub-committee of the Responsible Investing committee and is chaired by the Chief Investment Officer or in his absence, the Chief Compliance Officer.

It has the following responsibilities

1. Adjudicating on proxy votes where the Portfolio Manager challenges the ISS recommendation and on any other non-routine or controversial votes that may be referred to the Committee by a Portfolio Manager or the Chief Investment Officer or Chief Compliance Officer.

2. Dealing with conflicts of interest between our firm and the portfolios that we manage or the issuers of securities owned by the portfolio such as they may arise in the proxy voting context from significant business, personal or family relationships.

The Committee will vote proxies consistent with the voting guidelines that are in force at the time of the decision (i.e. the voting guidelines agreed with ISS, our service provider), having particular regard to the United Nations Principles for Responsible Investment.

If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, recognizing that differences in portfolio investment objectives and strategies may produce different results.

In addition, there may be instances where the Portfolio Managers may wish to vote differently for proxies held by more than one product group. The Chief Compliance Officer shall review all such votes to determine that there are no conflicts of interest with regards to such votes. We maintain documentation of the reason and basis for any such votes.

We may opt to abstain from voting if deemed that abstinence is in clients’ best interests. For example, we may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between our interests and those of our clients. We realize that due to the difficulty of predicting and identifying all material conflicts, we must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, ISS is an independent source of voting recommendations.

We are aware that any external provider of proxy voting advisory services may potentially have conflicts of interest. The Responsible Investing Committee as part of its remit assesses the advisor’s conflict of interest policy, and the implementation of that policy, and may terminate or amend the contract with the provider if either is deemed to be unsatisfactory.

Potential ownership conflicts

As this firm is majority owned by Amundi s.a., a company listed on the French stock market, a potential conflict of interest could arise in the exercise of proxies for that company. For this reason, the Proxy Voting committee will have particularly strong regard for the recommendation of ISS when considering a contested/controversial proxy vote in the case of our parent company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Noel O'Halloran, Portfolio Manager

Executive Director & Chief Investment Officer – KBI Global Investors Ltd

Noel joined the firm in 1992, was promoted to Head of Equities in 1996 and was appointed CIO in 2002. As CIO, he has overall responsibility for investment process and performance of the firm’s assets under management across the various asset classes and specialist equity portfolios. The firm’s team of investment professionals report to Noel. He has specifically managed equity portfolios across Irish, European, Asian and US equity markets. Prior to joining the firm, Noel worked for Irish Life Investment Managers as a US Equity Asset Manager. He is an engineer by profession having graduated with 1st Class honors degree from University College Cork. He is a member of the CFA Institute and the UK Society of Investment Professionals. He was appointed a director of KBI Global Investors Ltd in December 2000.

Noel O’Halloran is responsible for the day-to-day management of the Registrant’s portfolio, including stock research, stock selection and portfolio management. Mr. O’Halloran has been Portfolio Manager of the Registrant since July 21, 2011.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest Other Accounts Managed by Portfolio Manager

As of October 31, 2019, Mr. O’Halloran managed the following other accounts:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	10	$330.6m	0	0
Other Accounts:	0	0	0	0

Mr. O’Halloran managed the Other Accounts and Other Pooled Investment Vehicles as part of a team of portfolio managers.

Potential Conflicts of Interests

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that : (i) accounts with like investment strategies managed by the portfolio manager are generally managed in a similar fashion, subject to exceptions in account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) the portfolio manager’s personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the portfolio manager may compensate the Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

Compensation Structure of Portfolio Manager(s) or Management Team Members

KBI‘s Global Investor’s key personnel are passionate about what they do and determined to succeed. From a remuneration perspective, KBI conducts regular surveys of industry practice, in terms of variable and fixed pay to ensure that key value generators are retained and incentivized. As part of this process, the firm also takes into account local legislation and guidelines relating to remuneration to prevent excessive risk-taking which has been incorporated into the firm’s Remuneration policy.

The portfolio managers and key executives have a number of different components to compensation which KBI believe offers very strong combination of incentivization and retention. KBI believe these components strongly align key employees with its clients. KBI also believe they compare very favorably with other firms within its industry. These components are set out below:

Base Salary:Benchmarked to Industry

Annual Bonus: For portfolio managers, the bonus amount is based predominantly on relative performance for the relevant strategies/funds assessed over 1, 2 and 3-year rolling numbers. This ensures a longer-term investment perspective rather than a year by year focus. The relevant benchmark for this Fund is currently the MSCI Ireland All Capped Index. Key employees are obliged to take a proportion of the annual bonus in parent company equity which is then locked in for three years. If the key employees cease employment with the firm, a portion of this equity is forfeited.

Profit Share: The overall company pool for profit share is determined by the profitability of KBIGI (Dublin). 30% of Profit before Tax is set aside to fund the Annual Bonus and Profit Share. Any funds remaining after annual bonus awards are distributed among selected key employees. Payments under the profit-sharing scheme are through a combination of cash, parent company equity and units in KBIGI funds. Equity and fund holdings are held in trust for a three-year period. If the executives cease employment with the firm, a portion of this equity is forfeited.

Equity Participation: Following completion of the acquisition of the majority shareholding by Amundi SA employees hold a 12.5% equity stake in the business. If the employee shareholders were to leave within five years of completion this holding is subject to forfeiture provisions. After year five there are put and call structures in place to enable employees to sell the holding on a phased basis over a multi-year period.

Disclosure of Securities Ownership:

Please provide a dollar range for the Portfolio Managers holdings in the registrant. Choose from the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.

As of October 31, 2019, beneficial ownership of shares of the Registrant held by the Portfolio Manager is as follows:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Noel O’Halloran	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 5/1/19 - 5/31/19	4,500	9.15	4,500	483,178
Month #2 6/1/19 – 6/30/19	4,500	8.99	4,500	478,678
Month #3 7/1/19 – 7/31/19	7,480	8.99	7,480	471,198
Month #4 8/1/19 – 8/31/19	6,000	8.29	6,000	465,198
Month #5 9/1/19 – 9/30/19	5,990	8.51	5,990	459,208
Month #6 10/1/19 – 10/31/19	4,500	8.87	4,500	454,708
Total	32,970	8.78	32,970	454,708

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The New Ireland Fund, Inc.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	12/20/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Sean Hawkshaw
Sean Hawkshaw, President

Date	12/20/2019

By (Signature and Title)	/s/ Lelia Long
Lelia Long, Treasurer

Date	12/20/2019